Royce Capital Fund

Supplement to the Investment and Service Class Shares Prospectus, Dated May 1, 2019

The following paragraphs supplement the information appearing under the heading “Management of the Funds” and supersede and replace the Prospectus Supplement, dated February 19, 2020, in its entirety.

Royce is currently a majority-owned indirect subsidiary of Legg Mason, Inc. (“Legg Mason”). On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason announced that they had entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, Royce would become a majority-owned indirect subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and the satisfaction of certain customary closing conditions, including the receipt of all applicable regulatory approvals. Subject to the satisfaction of such conditions and the receipt of such approvals, the transaction is expected to be consummated later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Funds’ investment advisory agreement with Royce. Therefore, the Board of Trustees of Royce Capital Fund has approved a new investment advisory agreement with Royce for the Funds and the submission of such agreement to the shareholders of each Fund for approval at a special meeting of such shareholders.

April 21, 2020

RCF-LM-42120